Exhibit 99.1

HASBRO, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Thousands of Dollars)	Sept. 29, 2013	Sept. 30, 2012
ASSETS
Cash and Cash Equivalents	$588,668	$696,733
Accounts Receivable, Net	1,215,289	1,195,517
Inventories	447,113	463,433
Other Current Assets	346,215	263,297
Total Current Assets	2,597,285	2,618,980
Property, Plant and Equipment, Net	231,199	217,636
Other Assets	1,761,661	1,609,671
Total Assets	$4,590,145	$4,446,287

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND SHAREHOLDERS' EQUITY
Short-term Borrowings	$212,926	$264,745
Current Portion of Long-term Debt	430,424	-
Payables and Accrued Liabilities	1,005,529	861,874
Total Current Liabilities	1,648,879	1,126,619
Long-term Debt	959,895	1,398,906
Other Liabilities	410,672	393,873
Total Liabilities	3,019,446	2,919,398
Redeemable Noncontrolling Interests	47,269	-
Total Shareholders' Equity	1,523,430	1,526,889
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$4,590,145	$4,446,287

HASBRO, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
	Quarter Ended				Nine Months Ended
(Thousands of Dollars and Shares Except Per Share Data)	Sept. 29, 2013	% Net Revenues	Sept. 30, 2012	% Net Revenues	Sept. 29, 2013	% Net Revenues	Sept. 30, 2012	% Net Revenues
Net Revenues	$1,370,348	100.0%	$1,345,137	100.0%	$2,800,384	100.0%	$2,805,454	100.0%
Costs and Expenses:
Cost of Sales	568,582	41.5%	586,516	43.6%	1,136,724	40.6%	1,155,536	41.2%
Royalties	143,947	10.5%	89,224	6.6%	243,568	8.8%	212,551	7.6%
Product Development	59,366	4.3%	48,472	3.6%	154,455	5.5%	143,511	5.1%
Advertising	136,487	10.0%	134,997	10.0%	277,278	9.9%	279,339	10.0%
Amortization of Intangibles	14,224	1.0%	12,636	0.9%	37,677	1.3%	34,792	1.2%
Program Product Cost Amortization	17,991	1.3%	12,794	1.0%	34,023	1.2%	25,950	0.9%
Selling, Distribution and Administration	231,045	16.9%	210,876	15.7%	633,238	22.6%	602,145	21.5%
Operating Profit	198,706	14.5%	249,622	18.6%	283,421	10.1%	351,630	12.5%
Interest Expense	41,194	3.0%	23,043	1.7%	86,398	3.0%	68,568	2.4%
Other (Income) Expense, Net	1,599	0.1%	1,630	0.1%	6,527	0.3%	3,320	0.1%
Earnings before Income Taxes	155,913	11.4%	224,949	16.8%	190,496	6.8%	279,742	10.0%
Income Taxes	30,070	2.2%	60,097	4.5%	34,844	1.2%	74,042	2.7%
Net Earnings	125,843	9.2%	164,852	12.3%	155,652	5.6%	205,700	7.3%
Net Loss Attributable to Noncontrolling Interests	(731)	0.0%	-	0.0%	(731)	0.0%	-	0.0%
Net Earnings Attributable to Hasbro, Inc.	$126,574	9.2%	$164,852	12.3%	$156,383	5.6%	$205,700	7.3%

Per Common Share
Net Earnings Attributable to Hasbro, Inc.
Basic	$0.97		$1.26		$1.20		$1.58
Diluted	$0.96		$1.24		$1.19		$1.56

Cash Dividends Declared	$0.40		$0.36		$1.20		$1.08

Weighted Average Number of Shares
Basic	130,253		130,619		129,972		130,146
Diluted	131,845		132,483		131,573		132,039

HASBRO, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Nine Months Ended
(Thousands of Dollars)	Sept. 29, 2013	Sept. 30, 2012
Cash Flows from Operating Activities:
Net Earnings	$155,652	$205,700
Non-cash Adjustments	168,429	152,201
Changes in Operating Assets and Liabilities	(276,764)	(214,285)
Net Cash Provided by Operating Activities	47,317	143,616

Cash Flows from Investing Activities:
Additions to Property, Plant and Equipment	(78,246)	(74,896)
Investments and Acquisitions, Net of Cash Acquired	(109,955)	-
Other	3,121	2,558
Net Cash Utilized by Investing Activities	(185,080)	(72,338)

Cash Flows from Financing Activities:
Net (Repayments of) Proceeds from Short-term Borrowings	(11,235)	83,380
Purchases of Common Stock	(86,972)	(15,079)
Stock-based Compensation Transactions	87,172	49,182
Dividends Paid	(104,164)	(132,231)
Net Cash Utilized by Financing Activities	(115,199)	(14,748)

Effect of Exchange Rate Changes on Cash	(8,071)	(1,485)

Cash and Cash Equivalents at Beginning of Year	849,701	641,688
Cash and Cash Equivalents at End of Period	$588,668	$696,733

HASBRO, INC.
SUPPLEMENTAL FINANCIAL DATA
(Unaudited)
(Thousands of Dollars)

	Quarter Ended			Nine Months Ended
	Sept. 29, 2013	Sept. 30, 2012	% Change	Sept. 29, 2013	Sept. 30, 2012	% Change
Major Segment Results
U.S. and Canada Segment:
External Net Revenues	$735,619	$774,539	-5%	$1,466,921	$1,510,112	-3%
Operating Profit	146,991	154,239	-5%	243,738	229,578	6%
Operating Margin	20.0%	19.9%		16.6%	15.2%

International Segment:
External Net Revenues	582,676	524,144	11%	1,212,665	1,174,366	3%
Operating Profit	105,663	85,498	24%	115,951	110,265	5%
Operating Margin	18.1%	16.3%		9.6%	9.4%

Entertainment and Licensing Segment:
External Net Revenues	48,637	43,066	13%	114,747	115,618	-1%
Operating Profit	7,625	10,722	-29%	16,622	26,652	-38%
Operating Margin	15.7%	24.9%		14.5%	23.1%

Net Revenues by Product Category
Boys	$392,014	$471,125	-17%	$888,494	$1,162,958	-24%
Games	387,450	365,714	6%	873,774	763,460	14%
Girls	388,696	302,304	29%	652,889	499,731	31%
Preschool	202,188	205,994	-2%	385,227	379,305	2%
Total Net Revenues	$1,370,348	$1,345,137		$2,800,384	$2,805,454

International Segment Net Revenues by Major Geographic Region
Europe	$376,648	$345,281	9%	$755,097	$751,547	<1%
Latin America	131,914	115,342	14%	260,443	237,090	10%
Asia Pacific	74,114	63,521	17%	197,125	185,729	6%
Total	$582,676	$524,144		$1,212,665	$1,174,366

Reconciliation of EBITDA
Net Earnings Attributable to Hasbro, Inc.	$126,574	$164,852		$156,383	$205,700
Net Loss Attributable to Noncontrolling Interests	(731)	-		(731)	-
Interest Expense	41,194	23,043		86,398	68,568
Income Taxes	30,070	60,097		34,844	74,042
Depreciation	32,345	31,374		75,526	75,113
Amortization of Intangibles	14,224	12,636		37,677	34,792
EBITDA	$243,676	$292,002		$390,097	$458,215

HASBRO, INC.
SUPPLEMENTAL FINANCIAL DATA
RESTRUCTURING AND PENSION SETTLEMENT CHARGES
(Unaudited)
(Thousands of Dollars)

Operating Profit, Excluding Restructuring, Pension Settlement and Arbitration Award Charges
Quarter Ended September 29, 2013	As Reported	Less Restructuring, Pension Settlement and Arbitration Award Charges	Excluding Restructuring, Pension Settlement and Arbitration Award Charges	% Net Revenues
Net Revenues	$1,370,348	$-	$1,370,348	100.0%
Costs and Expenses:
Cost of Sales	568,582	-	568,582	41.5%
Royalties	143,947	(57,164)	86,783	6.3%
Product Development	59,366	-	59,366	4.3%
Advertising	136,487	-	136,487	10.0%
Amortization of Intangibles	14,224	-	14,224	1.0%
Program Production Cost Amortization	17,991	-	17,991	1.3%
Selling, Distribution and Administration	231,045	(4,093)	226,952	16.6%
Operating Profit	$198,706	$(61,257)	$259,963	19.0%

Nine Months Ended September 29, 2013	As Reported	Less Restructuring, Pension Settlement and Arbitration Award Charges	Excluding Restructuring, Pension Settlement and Arbitration Award Charges	% Net Revenues
Net Revenues	$2,800,384	$-	$2,800,384	100.0%
Costs and Expenses:
Cost of Sales	1,136,724	(8,493)	1,128,231	40.3%
Royalties	243,568	(57,164)	186,404	6.7%
Product Development	154,455	(3,515)	150,940	5.4%
Advertising	277,278	-	277,278	9.9%
Amortization of Intangibles	37,677	-	37,677	1.3%
Program Production Cost Amortization	34,023	-	34,023	1.2%
Selling, Distribution and Administration	633,238	(23,473)	609,765	21.8%
Operating Profit	$283,421	$(92,645)	$376,066	13.4%

Nine Months Ended September 30, 2012	As Reported	Less Restructuring Charges	Excluding Restructuring Charges	% Net Revenues
Net Revenues	$2,805,454	$-	$2,805,454	100.0%
Costs and Expenses:
Cost of Sales	1,155,536	(2,764)	1,152,772	41.1%
Royalties	212,551	-	212,551	7.6%
Product Development	143,511	(2,479)	141,032	5.0%
Advertising	279,339	-	279,339	10.0%
Amortization of Intangibles	34,792	-	34,792	1.2%
Program Production Cost Amortization	25,950	-	25,950	0.9%
Selling, Distribution and Administration	602,145	(5,887)	596,258	21.3%
Operating Profit	$351,630	$(11,130)	$362,760	12.9%

NOTE: There were no restructuring charges included in the reported amounts for the quarter ended September 30, 2012.

Net Earnings and Earnings per Share Excluding Restructuring Charges, Pension Settlement Charges, Arbitration Award Charges and Benefit from Settlement of Tax Exams

	Quarter Ended
	Sept. 29, 2013	Diluted Per Share Amount	Sept. 30, 2012	Diluted Per Share Amount
Net Earnings Attributable to Hasbro, Inc., as Reported	$126,574	$0.96	$164,852	$1.24
Restructuring Charges, Net of Tax	2,447	0.02	-	-
Pension Settlement Charges, Net of Tax	679	0.01	-	-
Arbitration Award Charges, Net of Tax	66,447	0.50	-	-
2013 Benefit from Tax Exam Settlement	(23,637)	(0.18)	-	-
Net Earnings Attributable to Hasbro, Inc. as Adjusted	$172,510	$1.31	$164,852	$1.24

	Nine Months Ended
	Sept. 29, 2013	Diluted Per Share Amount	Sept. 30, 2012	Diluted Per Share Amount
Net Earnings Attributable to Hasbro, Inc., as Reported	$156,383	$1.19	$205,700	$1.56
Restructuring Charges, Net of Tax	21,224	0.16	7,675	0.06
Pension Settlement Charges, Net of Tax	2,469	0.02	-	-
Arbitration Award Charges, Net of Tax	66,447	0.50	-	-
2013 Benefit from Tax Exam Settlement	(23,637)	(0.18)	-	-
Net Earnings Attributable to Hasbro, Inc. as Adjusted	$222,886	$1.69	$213,375	$1.62

Restructuring, Pension Settlement and Arbitration Award Charges – by Segment

	Quarter Ended		Nine Months Ended
	Sept. 29, 2013	Sept. 30, 2012	Sept. 29, 2013	Sept. 30, 2012
U.S. and Canada Segment	$-	$-	$-	$2,444
International Segment	-	-	-	1,628
Entertainment and Licensing Segment	-	-	1,729	555
Global Operations Segment	-	-	-	4,307
Corporate and Eliminations	61,257	-	90,916	2,196
Total Restructuring and Pension Settlement Charges	$61,257	$-	$92,645	$11,130